CUTLER EQUITY FUND

(Ticker: DIVHX)

A Series of The Cutler Trust (the “Trust”)

Supplement dated June 18, 2024

to the Statement of Additional Information, dated October 30, 2023

Effective after the Board Meeting in April, 2024, Mr. Edward Alter retired from service as an Independent Trustee of the Trust. Accordingly, all references to Mr. Alter in the Cutler Equity Fund’s Statement of Additional Information are deleted.

The Board currently consists of three Trustees, two of whom are Independent Trustees. Michael E. Burrill Jr. serves as the Chair of the Audit Committee.

The Summary Prospectus, Prospectus and Statement of Additional Information, each dated October 30, 2023, as supplemented, and other information about the Fund are available online at https://funddocs.filepoint.com/cutler/. You can also get this information at no cost by calling 888-CUTLER4 (888-288-5374) or by sending an email request to Fulfillment@ultimusfundsolutions.com.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information for future reference.